Income Taxes (Details 1) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Income Taxes
Net operating loss carryforwards	$ 1,507,211	$ 965,019
Change in fair value of warrants	323,489
Change in fair value of convertible debt	54,732
Other expense temporary difference	2,813	2,813
Total deferred tax assets	1,888,245	967,833
Change in fair value of crypto assets	(38,360)	0
Deferred tax liability- Depreciation	(2,263)	(2,263)
Allowance	(1,885,982)	(965,570)
Net deferred tax liability	$ 38,360	$ 0